Exhibit No. 32.1

Form 10-KSB
American Ammunition, Inc.
File No. 000-32379


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the First Amended Annual Report of American Ammunition, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andres Fernandez, Chief Executive Officer (or equivalent thereof) and Chief Financial Officer (or equivalent thereof) of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: May 5, 2004         By: /s/ Andres Fernandez
                             -------------------------------------
                             Andres Fernandez
                             Chief Executive Officer (or equivalent thereof) Chief Financial Officer (or equivalent thereof)



A signed original of this written statement required by Section 906 has been provided to American Ammunition, Inc. and will be retained by American Ammunition, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.